Introduction	12 Months Ended
Dec. 31, 2024
Disclosure of changes in accounting policies, accounting estimates and errors [Abstract]
Introduction
Introduction
Corporate Information
Millicom International Cellular S.A. (the “Company” or “MIC S.A.”), a Luxembourg Société Anonyme, and its subsidiaries, joint ventures, joint operations and associates (the “Group” or “Millicom”) is a provider of cable and mobile services dedicated to emerging markets in Latin America. Millicom provides high speed broadband and innovation around The Digital Lifestyle® services through its principal brand Tigo.
The Company’s shares are traded since January 9, 2019, on the Nasdaq Stock Market in the U.S. under the ticker symbol TIGO. As of December 31, 2024 the Company's shares were also traded as Swedish Depositary Receipts on the Stockholm stock exchange under the symbol TIGO SDB (formerly MIC SDB). The Company has its registered office at 148-150 Boulevard de la Pétrusse , L-2330 Luxembourg, Grand Duchy of Luxembourg and is registered with the Luxembourg Register of Commerce under the number RCS B 40 630.As of December 31, 2024 Atlas S.A.S. (formerly known as Atlas Luxco S.à r.l) holds 40.37% of Millicom shares. whose final beneficial owner is Xavier Niel and his family.
On April 4, 2025, the Board of Directors authorized these consolidated financial statements for issuance.
Business activities
Millicom operates its mobile businesses in Latin America (Bolivia, Colombia, El Salvador, Guatemala, Honduras, Nicaragua, Panama and Paraguay). Millicom operates various cable and fixed line businesses in Latin America (Bolivia, Colombia, Costa Rica, El Salvador, Guatemala, Honduras, Nicaragua, Panama and Paraguay). Millicom also provides direct to home satellite service in most of its markets. Millicom also provides Mobile Financial Services (MFS) and tower infrastructure and services.
Our reportable segments consist of Guatemala, Colombia, Panama, Bolivia, Honduras, Paraguay and Other, which includes Nicaragua, Costa Rica and El Salvador.. The Honduras joint venture performance is reviewed by the CODM in a similar manner as for the Group’s fully owned operations and is therefore also shown as a separate operating segment at 100%. However, these amounts are subsequently eliminated in order to reconcile with the Group consolidated numbers, as shown in the reconciliations included in note B.3. Segmental information.
Current macroeconomic environment
The macroeconomic environment remained stable during 2024, although the Colombian peso average foreign exchange rate appreciated 5.6% and the Paraguayan guarani average foreign exchange rate depreciated 3.6%, respectively. In Bolivia, commissions on purchases of U.S dollars at the official rate continued to increase, reaching much as $27 million during 2024, reflecting the acute shortage of U.S dollars available at the official rate.
The Group continues to monitor the developments of the aforementioned events and their potential impact on performance and accounting considerations.
Climate-related risks
As already publicly announced and discussed elsewhere in our external reporting, our goal is to raise the bar on the Group’s contribution on environmental, societal and governance matters. In particular, the Group has committed to short-term goals validated by the Science Based Targets initiative (SBTi). The Group is also committed to the long-term goal of net zero emissions by or before 2050. Although there is no single explicit standard on climate-related matters under IFRS, climate risk and other climate-related matters may impact a number of areas of accounting. Up to now, the Group has not been significantly impacted by climate change, and, currently, management has not considered the climate-related risks as part of the Group's top twelve key risks. Nevertheless, management will continue monitoring every year the potential risks resulting from the effects of climate change in the form of natural disasters, such as extreme weather events affecting our 'Networks and infrastructure resilience'. So far, management has not identified nor considered any material impacts of climate change on assumptions used (e.g. for impairment tests, fair value measurement, etc.) and on the Group's financial reporting (e.g. provisions, fixed assets, etc.).
IFRS Consolidated Financial Statements
Basis of preparation
These financial statements have been prepared in accordance with IFRS Accounting Standards as issued by the International Accounting Standard Board ("IASB") and in accordance with IFRS Accounting Standards as adopted by the European Union. These financial statements have been prepared on a historical cost basis, except for certain items including derivative financial instruments (measured at fair value) and financial instruments that contain obligations to purchase own equity instruments (measured at the present value of the redemption price).
This section contains the Group’s material accounting policies that relate to the financial statements as a whole. Material accounting policies specific to one note are included within that note.
Consolidation
The consolidated financial statements of the Group comprise the financial statements of the Company and its subsidiaries as of December 31 of each year. The financial statements of the subsidiaries are prepared for the same reporting year as the Company, using consistent accounting policies. All intra-group balances, transactions, income and expenses, and profits and losses resulting from intra-group transactions are eliminated.
Foreign currency
Financial information in these financial statements are shown in the US dollar presentation currency of the Group and rounded to the nearest million (US$ million) except where otherwise indicated. The financial statements of each of the Group’s entities are measured using the currency of the primary economic environment in which each entity operates (the functional currency). The functional currency of each subsidiary, joint venture and associate reflects the economic substance of the underlying events and circumstances of these entities. Except for El Salvador where the functional currency is US dollar, the functional currency in other countries is the local currency.
The results and financial position of all Group entities (none of which operate in an economy with a hyperinflationary environment) with functional currency other than the US dollar presentation currency are translated into the presentation currency as follows:
(i)    Assets and liabilities are translated at the closing rate on the date of the statement of financial position;
(ii)    Income and expenses are translated at average exchange rates (unless this average is not a reasonable approximation of the cumulative effect of the rates prevailing on the transaction dates, in which case income and expenses are translated at the dates of the transactions); and
(iii)    All resulting exchange differences are recognized as a separate component of equity (currency translation reserve), in the caption “Other reserves”.
On consolidation, exchange differences arising from the translation of net investments in foreign operations, and of borrowings and other currency instruments designated as hedges of such investments, are recorded in equity. When the Group disposes of or loses control or significant influence over a foreign operation, exchange differences that were recorded in equity are recognized in the consolidated statement of income as part of gain or loss on sale or loss of control and/or significant influence.
Goodwill and fair value adjustments arising on acquisition of a foreign operation are treated as assets and liabilities of the foreign operation and translated at the closing rate.
The following table presents functional currency translation rates for the Group’s locations to the US dollar on December 31, 2024 and 2023 and the average rates for the years ended December 31, 2024, 2023 and 2022.

Exchange Rates to the US Dollar	Functional Currency	2024 Year-end Rate	2023 Year-end Rate	Change %	2024 Average Rate	2023 Average Rate	Change %	2022 Average Rate
Bolivia	Boliviano (BOB)	6.91	6.91	—%	6.91	6.91	—%	6.91
Colombia	Peso (COP)	4,409	3,822	(13.3)%	4,083	4,313	5.6%	4,254
Costa Rica	Costa Rican Colon (CRC)	513	527	2.8%	519	550	5.9%	650
El Salvador	US dollar	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Guatemala	Quetzal (GTQ)	7.71	7.83	1.6%	7.76	7.84	1.0%	7.75
Honduras	Lempira (HNL)	25.44	24.71	(2.8)%	24.88	24.66	(0.9)%	24.56
Luxembourg	Euro (EUR)	0.97	0.91	(6.2)%	0.93	0.93	—%	0.95
Nicaragua	Cordoba (NIO)	36.62	36.62	—%	36.62	36.44	(0.5)%	35.87
Panama	Balboa (B/.) (i)	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Paraguay	Guarani (PYG)	7,831	7,278	(7.1)%	7,569	7,299	(3.6)%	7,008
Sweden	Krona (SEK)	11.07	10.07	(9.0)%	10.57	10.60	0.3%	10.07
United Kingdom	Pound (GBP)	0.80	0.79	(1.7)%	0.78	0.80	2.7%	0.81
(i) the balboa is tied to the United States dollar at an exchange rate of 1:1.
New and amended IFRS accounting standards
The following changes to standards have been adopted by the Group and did not have any significant impact on the Group’s accounting policies or disclosures and did not require retrospective adjustments:
◦Amendments to IFRS 16 'Leases: Lease Liability in a Sale and Leaseback': The amendment specifies the requirements that a seller-lessee uses in measuring the lease liability arising in a sale and leaseback transaction when the terms include variable lease payments, to ensure the seller-lessee does not recognize any amount of the gain or loss that relates to the right of use it retains.
◦Amendments to IAS 1, 'Presentation of Financial Statements': These amendments aim to improve the information an entity provides when its right to defer settlement of a liability is subject to compliance with covenants within twelve months after the reporting period.
◦Amendments to IAS 7, 'Statement of Cash Flows' and IFRS 7, 'Financial Instruments: Disclosures: Supplier Finance Arrangements': These amendments require disclosures to enhance the transparency of supplier finance arrangements and their effects on a company’s liabilities, cash flows and exposure to liquidity risk. The disclosure requirements are the IASB’s response to investors’ concerns that some companies’ supplier finance arrangements are not sufficiently visible, hindering investors’ analysis.
Management is currently assessing the potential impact on the Group consolidated financial statements of the IFRS Interpretations Commitee's agenda decision regarding clarifications on certain disclosures for segment reporting.
The following Amendments to standards are effective for annual periods starting on January 1, 2025 (Amendments to IAS 21, 'The Effects of Changes in Foreign Exchange Rates': Lack of Exchangeability). These Amendments, effective for annual periods starting on January 1, 2025, aim to determine whether a currency is exchangeable into another currency, and the spot exchange rate to use when it is not . The Group has assessed the Amendments to IAS 21 impacts in its consolidated financial statements concluding that the Bolivia operation is under its scope. As of December 31, 2024, the Group has not finalized the full assessment of the financial impact of the Amendments to IAS 21. However, management anticipates that its adoption could result in an adjustment to retained earnings as of January 1, 2025. Further details will be disclosed in the 2025 financial statements.
The following standards and amendments are effective for annual periods starting on January 1, 2026 (Amendments to IFRS 9, IFRS 7 and Annual Improvements) or January 1, 2027 (IFRS 18) and their potential impact on the Group consolidated financial statements is currently being assessed by management:
▪Amendments to IFRS 9 and IFRS 7 (not yet endorsed by the EU): Amendments to IFRS 9 are clarifications to the classification and measurement of financial instruments (such as clarifications on derecognition of financial liabilities, among others). Amendments to IFRS 7 include additional disclosures requirements (such as those for financial instruments with contingent features, among others).
▪Amendments to IFRS 9 and IFRS 7, issued on 18 December, 2024 (not yet endorsed by the EU): These Amendments to IFRS 9 and IFRS 7 aim to help companies to improve their reporting of the financial effects of nature-dependent electricity contracts, commonly structured as power purchase agreements (PPAs) and apply only to contracts referencing nature-dependent electricity in which a company is exposed to variability in the underlying amount of electricity because the source of electricity generation depends on uncontrollable natural conditions (e.g. wind or solar energy). The changes to IFRS 9 clarify the application of the ‘own-use’ exemption and permit hedge accounting if these contracts are used as hedging instruments while the changes to IFRS 7 add new disclosure requirements on the company’s financial performance and cash flows.
▪Annual Improvements to IFRS Standards, affecting IFRS 1, IFRS 7, IFRS 9, IFRS 10 and IAS 7 (not yet endorsed by the EU).
▪IFRS 18, 'Presentation and Disclosure in Financial Statements' (not yet endorsed by the EU): IFRS 18 will replace IAS 1. Its aim is to improve the usefulness of information presented and disclosed in financial statements, giving investors more transparent and comparable information about companies' financial performance.

Judgments and critical estimates
The preparation of IFRS financial statements requires management to use judgment in applying accounting policies. It also requires the use of certain critical accounting estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. These estimates are based on management's best knowledge of current events, actions and best estimates as of a specified date, and actual results may ultimately differ from these estimates. Areas involving a higher degree of judgment or complexity, or areas where assumptions and estimates are significant to the financial statements are disclosed in each note and are summarized below:
Judgments
Management applies judgment in accounting treatment and accounting policies in preparation of these financial statements. In particular, a significant level of judgment is applied regarding the following items:
•    Acquisitions – measurement at fair value of existing and newly identified assets, including the measurement of property, plant and equipment and intangible assets (e.g. particularly the customer lists being sensitive to significant assumptions as disclosed in note A.1.2.), liabilities, contingent liabilities and remaining goodwill; the assessment of useful lives (see notes A.1.2., E.1.1., E.1.5., E.2.1.);
•    Impairment testing – key assumptions related to future business performance, perpetual growth rates and discount rates (see notes E.1.2., E.1.6., E.2.2.);
•    Revenue recognition – whether or not the Group acts as principal or as an agent, when there is one or several performance obligations and the determination of stand-alone selling prices (see note B.1.1.);
•    Contingent liabilities – whether or not a provision should be recorded for any potential liabilities (see note G.3.);
•    Leases – In determining the lease term, including the assessment of whether the exercise of extension or termination options is reasonably certain and the corresponding impact on the selected lease term (see note E.3.);
•    Control – whether Millicom, through voting rights and potential voting rights attached to shares held, or by way of shareholders’ agreements or other factors, has the ability to direct the relevant activities of the subsidiaries it consolidates, or jointly direct the relevant activities of its joint ventures (see notes A.1., A.2.);
•    Discontinued operations and assets held for sale – definition, classification and presentation (see notes A.4., E.4.1.) as well as measurement of potential provisions related to indemnities;
•    Deferred tax assets – recognition based on likely timing and level of future taxable profits together with future tax planning strategies (see notes B.6.3.and G.3.2.);
Estimates
Estimates are based on historical experience and other factors, including reasonable expectations of future events, such as current macro-economic challenges. These factors are reviewed in preparation of the financial statements although, due to inherent uncertainties in the evaluation process, actual results may differ from original estimates. Estimates are subject to change as new information becomes available and may significantly affect future operating results. Significant estimates have been applied in respect of the following items:
•    Accounting for property, plant and equipment, and intangible assets in determining fair values at acquisition dates, particularly for assets acquired in business combinations and sale and leaseback transactions (see notes A.1.and E.2.1.);
•    Useful lives of property, plant and equipment and intangible assets (see notes E.1.1., E.2.1.);
•    Provisions, in particular provisions for asset retirement obligations, restructuring, legal and tax risks (see notes F.4. and B.4.);
•    Tax liabilities, in particular in respect of uncertainty over income tax treatments (see note F.4.);
•    Revenue recognition (see note B.1.1.);
•    Impairment testing including weighted average cost of capital ("WACC"), EBITDA margins, Capex intensity and long term growth rates (see note E.1.6.);
•    For leases, estimates in determining the incremental borrowing rate for discounting the lease payments in case interest rate implicit in the lease cannot be determined (see note E.3. );
•    Estimates for defined benefit obligations (see note B.4.2.);
•    Accounting for share-based compensation in particular estimates of forfeitures and future performance criteria (see notes B.4.1., B.4.3.).
Change in accounting estimate
Effective in 2024, we revised the estimated useful lives of our fiber optic network assets and related equipment/software. this is considered a change in accounting estimate under IAS 8.
◦Fiber Optic Network: Useful life increased from 15 years to 25 years
◦Related equipment/Software: Useful life range increased to 5-10 years (previously 5-7 years for equipment and 5 years for software)
This change is applied prospectively, meaning there is no impact on financial statements for prior periods. Fully depreciated assets remain fully depreciated; their cost will not be reset.
For the full year 2024, this change is expected to decrease depreciation expense by approximately $48 million compared to what the depreciation charge would have been using previous estimated useful lives. Estimating the impact on future years is impractical.
While the change also affects lease right-of-use assets and asset retirement obligation provisions, the impact on these areas is considered immaterial.
During 2023, the estimated useful lives of some property, plant and equipment were revised. As a result, the estimated useful lives of the Group's towers, poles and ducts were changed from 15 to 25 years, while the related civil works' useful lives were increased from 10 to 15 years. These changes were considered a change in accounting estimate per IAS 8 "Accounting Policies, Changes in Accounting Estimates and Errors" and therefore accounted for prospectively, meaning that no changes should be accounted for past periods. This also applies to assets that are fully depreciated and for which no new cost should be reset. (i.e., they remain fully depreciated).
For the full year 2023, the net effect of the changes represent a decrease in depreciation expense of approximately $27 million compared to what we expected the depreciation charge to be using previous estimated useful lives, while estimating the net effect of the changes in depreciation for future years is impractical. This change in accounting estimate also affects the lease right-of-use assets (for those being depreciated over the shorter of useful life and lease term) and on asset retirement obligation provisions. However, the impact of the change is immaterial.
International Tax reform-Pillar II Model
The Millicom Group is within the scope of the OECD Pillar Two Model rules (also referred to as the “Global Anti-Base Erosion” or “Globe” Rules). Pillar Two legislation came into effect on January 1, 2024.
The Group has run testing under the OECD Transitional Safe Harbour rules, which are transitional rules mainly based on the Country by Country Report of the Group. As of December 31, 2024, it results that all jurisdictions within Millicom Group meet at least one of the transitional safe harbour rules except for Paraguay. The full Globe calculation carried out for Paraguay did not result in a material top-up tax for the Group. See note B.6.3. for the estimated amount of unrecognized tax losses.